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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 20, 2003

                             COINLESS SYSTEMS, INC.
               (Exact name of Registrant as specified in charter)


NEVADA                                0-25127                  91-1715373
(State or other jurisdiction   (Commission File Number)       (IRS Employer
of incorporation)                                         Identification Number)

                       3720 WEST OQUENDO ROAD, SUITE 101,
                               LAS VEGAS, NV 89118
                    (Address of principal executive offices)


Registrant's telephone number, including area code: 702-891-9195


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On February 20, 2003, Mr. Dennis Sorenson resigned as President/CEO and Chairman of Coinless Systems, Inc. As part of its restructuring efforts the Company has retained Legal iGaming, Inc. to provide management services. Michael Saunders will act as Interim President. Darryl Dorsett, current C.F.O. has been appointed to the Board of Directors' chair left vacant by Sorenson's resignation. Also appointed to the Board of Directors were David Houston Esq., Michael Saunders and Dr. Rolf Carlson. Daniel Weyker remains as a board director.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.
                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION
                  Not applicable.

         (c)      EXHIBITS

                  Exh. No.         Description
                  --------         -----------

                  99.1 Press Release dated February 27, 2003 Announcing the resignation and appoint of directors and officers.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 3, 2003                           COINLESS SYSTEMS, INC.

                                               By: /s/ Darryl Dorsett
                                                   -----------------------
                                               Darryl Dorsett
                                               Chief Financial Officer


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                         EXHIBITS FILED WITH THIS REPORT

Exh. No.            Description
--------            -----------

99.1 Press Release dated February 27, 2003 Announcing the resignation and appoint of directors and officers.